Fair Value Measurements	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value Measurements
7. Fair Value Measurements

Assets/Liabilities Measured and Recorded at Fair Value on a Recurring Basis

The following table presents the fair value of the Company’s financial instruments measured at fair value on a recurring basis by level within the valuation hierarchy, as discussed in Note 2, Summary of Significant Accounting Policies:

	December 31, 2019				December 31, 2018
(in thousands)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Financial assets:
Money market funds	$131,264	$—	$—	$131,264	$226,719	$—	$—	$226,719
Corporate securities [1]	82,267	—	—	82,267	—	—	—	—
Warrants [2]	—	14,152	—	14,152	—	62	—	62
Royalty rights - at fair value	—	—	266,196	266,196	—	—	376,510	376,510
Total	$213,531	$14,152	$266,196	$493,879	$226,719	$62	$376,510	$603,291

Financial liabilities:
Contingent consideration, current [3]	$—	$—	$—	$—	$—	$—	$1,071	$1,071
Total	$—	$—	$—	$—	$—	$—	$1,071	$1,071

 ___________________
[1] Corporate securities are classified as “Investment in equity affiliate” on the December 31, 2019 Consolidated Balance Sheet.
[2] Warrants are included in “Other assets” on the December 31, 2019 and 2018 Consolidated Balance Sheets.
[3] Contingent consideration, current is included in “Accrued liabilities” on the December 31, 2018 Consolidated Balance Sheet.

There have been no transfers between levels during the periods presented in the table above. The Company recognizes transfers between levels on the date of the event or change in circumstances that caused the transfer.

Money Market Funds - The fair values of cash equivalents approximate their carrying values due to the short-term nature of such financial instruments.

Corporate Securities - Corporate securities consists of common stock shares of Evofem, a clinical-stage biopharmaceutical company listed on Nasdaq. For additional information on the Evofem investment, see Note 4, Investment in Evofem.

Warrants - Warrants consist of rights to purchase shares of common stock in Evofem and CareView, see Note 4, Investment in Evofem, and Note 8, Notes and Other Long-Term Receivables. The fair value of the warrants is estimated using recently quoted market prices of the underlying equity security and the Black-Scholes option pricing model.

Royalty Rights - At Fair Value

Assertio (Depomed) Royalty Agreement

On October 18, 2013, the Company entered into the Royalty Purchase and Sale Agreement (the “Assertio Royalty Agreement”) with Assertio Therapeutics, Inc. (formerly known as Depomed, Inc.), and Depo DR Sub, LLC (together, “Assertio”), whereby the Company acquired the rights to receive royalties and milestones payable on sales of five Type 2 diabetes products licensed by Assertio in exchange for a $240.5 million cash payment. Total consideration was $241.3 million, which was comprised of the $240.5 million cash payment to Assertio and $0.8 million in transaction costs.

The rights acquired include Assertio’s royalty and milestone payments accruing from and after October 1, 2013: (a) from Santarus, Inc., which was subsequently acquired by Salix Pharmaceuticals, Inc., which itself was acquired by Valeant Pharmaceuticals International, Inc. (“Valeant”), which, in July 2018, changed its name to Bausch Health Companies Inc. (“Bausch Health”) with respect to sales of Glumetza (metformin HCL extended-release tablets) in the United States; (b) from Merck & Co., Inc. with respect to sales of Janumet® XR (sitagliptin and metformin HCL extended-release tablets); (c) from Janssen Pharmaceutica N.V. with respect to potential future development milestones and sales of its approved fixed-dose combination of Invokana® (canagliflozin, a sodium glucose cotransporter 2 (SGLT2) inhibitor) and extended-release metformin tablets, marketed as Invokamet XR®; (d) from Boehringer Ingelheim and Eli Lilly and Company with respect to potential future development milestones and sales of the investigational fixed-dose combinations of drugs and extended-release metformin subject to Assertio’s license agreement with Boehringer Ingelheim, including its approved products, Jentadueto XR® and Synjardy XR®; and (e) from Bausch Health for sales of extended-release metformin tablets in Korea and Canada, respectively.

In February 2013, a generic equivalent to Glumetza was approved by the U.S. Food and Drug Administration (“FDA”) and in August 2016, two additional generic equivalents to Glumetza were approved by the FDA. In February 2016, Lupin Pharmaceuticals, Inc., in August 2017, Teva Pharmaceutical Industries Ltd., and in July 2018, Sun Pharmaceutical, Inc. (“Sun”) each launched a generic equivalent approved product. In May 2017, the Company received notification that a subsidiary of Valeant had launched an authorized generic equivalent product in February 2017, and the Company received royalties on such authorized generic equivalent product under the same terms as the branded Glumetza product, retroactive to February 2017. The Company continues to monitor whether the generic competition further affects sales of Glumetza and thus royalties on such sales paid to the Company, and the impact of the launched authorized generic equivalent. Due to the uncertainty around Bausch Health’s marketing and pricing strategy, as well as Sun’s recently launched generic product and limited historical demand data after generic market entrance, the Company may need to further evaluate future cash flows in the event of more rapid reduction or increase in market share of Glumetza and its authorized generic equivalent product and/or a further erosion in net pricing.

The Company determined that its royalty purchase interest in Depo DR Sub, LLC represented a variable interest in a variable interest entity. However, the Company did not have the power to direct the activities of Depo DR Sub, LLC that most significantly impact Depo DR Sub, LLC’s economic performance and was not the primary beneficiary of Depo DR Sub, LLC; therefore, Depo DR Sub, LLC was not subject to consolidation by the Company.

On August 2, 2018, PDL Investment Holding, LLC (“PDLIH”), a wholly-owned subsidiary of the Company and assignee from the Company under the Assertio Royalty Agreement, entered into an amendment to the Assertio Royalty Agreement with Assertio. Pursuant to the amendment, PDLIH purchased all of Assertio’s remaining interests in royalty and milestone payments payable on sales of Type 2 diabetes products licensed by Assertio for $20.0 million. Prior to the amendment, the Assertio Royalty Agreement provided that the Company would have received all royalty and milestone payments due under license agreements between Assertio and its licensees until the Company received payments equal to two times the cash payment it made to Assertio, or approximately $481.0 million, after which all net payments received by Assertio would have been shared equally between the Company and Assertio. Following the amendment, the Assertio Royalty Agreement provides that the Company will receive all royalty and milestone payments due under the license agreements between Assertio and its licensees. The Company has elected to continue to follow the fair value option and carry the financial asset at fair value.

The Assertio Royalty Agreement terminates on the third anniversary following the date upon which the later of the following occurs: (a) October 25, 2021, or (b) at such time as no royalty payments remain payable under any license agreement and each of the license agreements has expired by its terms.

As of December 31, 2018, in conjunction with the amendment described above, the Company was provided the power to direct the activities of Depo DR Sub, LLC and is the primary beneficiary of Depo DR Sub, LLC; therefore, Depo DR Sub, LLC is subject to consolidation by the Company. As of December 31, 2019 and 2018, Depo DR Sub, LLC did not have any assets or liabilities of value for consolidation with the Company.

The financial asset acquired represents a single unit of accounting. This financial asset is classified as a Level 3 asset within the fair value hierarchy, as the Company’s valuation utilized significant unobservable inputs, including estimates as to the probability and timing of future commercialization for products not yet approved by regulatory agencies outside of the United States. The estimated fair value of the financial asset acquired was determined by using a discounted cash flow analysis related to the expected future cash flows to be generated by each licensed product. The discounted cash flows are based upon expected royalties from sales of licensed products over approximately a nine-year period. The estimated fair value of the asset is subject to variation should those cash flows vary significantly from the Company’s estimates. The Company periodically assesses the expected future cash flows and to the extent such payments are greater or less than its initial estimates, or the timing of such payments is materially different than the original estimates, the Company will adjust the estimated fair value of the asset. A third-party expert is engaged to assist management with the development of its estimate of the expected future cash flows, when deemed necessary. Should the expected royalties increase or decrease by 2.5%, the fair value of the asset could increase or decrease by $5.5 million, respectively. Significant judgment is required in selecting appropriate discount rates. The discount rates utilized range from 10% to 24%. At December 31, 2019, an evaluation was performed to assess those rates and general market conditions potentially affecting the fair market value of the financial asset. Should these discount rates increase or decrease by 2.5%, the fair value of the asset could decrease by $17.5 million or increase by $20.5 million, respectively.

In February 2016, at the Company’s request and pursuant to the Assertio Royalty Agreement, Assertio exercised its audit right with respect to Glumetza royalties. The independent auditor engaged to perform the royalty audit completed it in July 2017, and based upon the results of the audit, Assertio, on behalf of the Company, filed a lawsuit on September 7, 2017, against Valeant and one of its subsidiaries, claiming damages for unpaid royalties, fees and interest. Valeant (now Bausch Health), Assertio and the Company entered into a settlement agreement on October 27, 2017 whereby the parties agreed to dismiss the litigation, with prejudice, and Valeant agreed to pay to Assertio $13.0 million. The full amount of the settlement payment was transferred to the Company under the terms of the Assertio Royalty Agreement in November 2017. In October 2018, PDL submitted notice of its intent to exercise its audit right under the Assertio Royalty Agreement with respect to the period beginning January 1, 2016 and ending December 31, 2018. No material adjustments were identified in connection with this audit.

As of December 31, 2019, the Company’s discounted cash flow analysis reflects its expectations as to the amount and timing of future cash flows up to the valuation date for the above described royalty streams.

On May 31, 2016, the Company obtained a notification indicating that the FDA approved Jentadueto XR for use in patients with Type 2 diabetes. In June 2016, the Company received a $6.0 million FDA approval milestone pursuant to the terms of the Assertio Royalty Agreement. The product approval was earlier than initially expected. Based on the FDA approval and anticipated timing of the product launch, the Company adjusted the timing of future cash flows and discount rate used in the discounted cash flow model at June 30, 2016. At year-end 2017, management re-evaluated, with assistance of a third-party expert, the cash flow assumptions for Jentadueto XR and revised the discounted cash flow model. As of December 31, 2019, the Company’s discounted cash flow analysis reflects its expectations as to the amount and timing of future cash flows up to the valuation date.

On September 21, 2016, the Company obtained a notification indicating that the FDA approved Invokamet XR for use in patients with Type 2 diabetes. The product approval triggered a $5.0 million approval milestone payment to the Company pursuant to the terms of the Assertio Royalty Agreement. Based on the FDA approval and timing of the product launch, the Company adjusted the timing of future cash flows and discount rate used in the discounted cash flow model at December 31, 2017.

On December 13, 2016, the Company obtained a notification indicating that the FDA approved Synjardy XR for use in patients with Type 2 diabetes. The product approval triggered a $6.0 million approval milestone payment to the Company pursuant to the terms of the Assertio Royalty Agreement. Based on the FDA approval and the April 2017 launch of Synjardy XR by Boehringer Ingelheim, the Company adjusted the timing of future cash flows and discount rate used in the discounted cash flow model at December 31, 2017.

In the fourth quarter of 2019, management re-evaluated, with assistance of a third-party expert, the market share data, the gross-to-net revenue adjustment assumptions and Glumetza demand data and re-evaluated the assumptions, including the expected ex-U.S. launch dates, underlying the fair values of the non-Glumetza Type 2 extended release diabetes products comprising the Assertio royalty asset portfolio. These data and assumptions are based on available but limited information. Key findings from the third-party study included: an anticipated decrease in the Glumetza net sales forecast due to an accelerated shift in the channel mix resulting in a substantial decline in net selling prices, particularly in the fourth quarter of 2019 and beyond, as previously announced by Bausch Health, and the delayed launch dates of the extended release products in the Assertio royalty asset portfolio outside of the United States. As a result of this analysis, the Company wrote down the fair value of the Assertio asset by $46.3 million.

As of December 31, 2019, the fair value of the asset acquired as reported in Assets held for sale on the Company’s Consolidated Balance Sheet was $218.7 million and the maximum loss exposure was $218.7 million.

Viscogliosi Brothers Royalty Agreement

On June 26, 2014, the Company entered into a Royalty Purchase and Sale Agreement (the “VB Royalty Agreement”) with Viscogliosi Brothers, LLC (“VB”), whereby VB conveyed to the Company the right to receive royalties payable on sales of a spinal implant that has received pre-market approval from the FDA held by VB and commercialized by Paradigm Spine, LLC (“Paradigm Spine”), in exchange for a $15.5 million cash payment, less fees. Paradigm Spine was acquired in March 2019 by RTI Surgical Holdings, Inc.

The royalty rights acquired include royalties accruing from and after April 1, 2014. Under the terms of the VB Royalty Agreement, the Company receives all royalty payments due to VB pursuant to certain technology transfer agreements between VB and Paradigm Spine until the Company has received payments equal to 2.3 times the cash payment made to VB, after which all rights to receive royalties will be returned to VB. VB’s ability to repurchase the royalty right for a specified amount expired on June 26, 2018.

The estimated fair value of the royalty rights at December 31, 2019, was determined by using a discounted cash flow analysis related to the expected future cash flows to be received. This asset is classified as a Level 3 asset, as the Company’s valuation utilized significant unobservable inputs, including estimates as to the probability and timing of future sales of the licensed product. The discounted cash flow was based upon expected royalties from sales of licensed product over approximately a ten-year period. The estimated fair value of the asset is subject to variation should those cash flows vary significantly from the Company’s estimates. The Company periodically assesses the expected future cash flows and to the extent such payments are greater or less than its initial estimates, or the timing of such payments is materially different than the original estimates, the Company will adjust the estimated fair value of the asset. A third-party expert is engaged to assist management with the development of its estimate of the expected future cash flows, when deemed necessary. Should the expected royalties increase or decrease by 2.5%, the fair value of the asset could increase or decrease by $0.3 million, respectively. Significant judgment is required in selecting the appropriate discount rate. The discount rate utilized was 15.0%. Should this discount rate increase or decrease by 2.5%, the fair value of this asset could decrease by $1.3 million or increase by $1.6 million, respectively.

As of December 31, 2019, the Company’s discounted cash flow analysis reflects its expectations as to the amount and timing of future cash flows up to the valuation date.

As of December 31, 2019, the fair value of the asset acquired as reported in Assets held for sale on the Company’s Consolidated Balance Sheet was $13.6 million and the maximum loss exposure was $13.6 million.

University of Michigan Royalty Agreement

On November 6, 2014, the Company acquired a portion of all royalty payments of the U-M worldwide royalty interest in Cerdelga® (eliglustat) for $65.6 million pursuant to the Royalty Purchase and Sale Agreement with U-M (the “U-M Royalty Agreement”). Under the terms of the U-M Royalty Agreement, the Company receives 75% of all royalty payments due under the U-M license agreement with Genzyme Corporation, a Sanofi company (“Genzyme”), until expiration of the licensed patents, excluding any patent term extension. Cerdelga, an oral therapy for adult patients with Gaucher disease type 1, was developed by Genzyme. Cerdelga was approved in the United States in August 2014, in the EU in January 2015, and in Japan in March 2015. In addition, marketing applications for Cerdelga are under review by other regulatory authorities. While marketing applications have been approved in the United States, the EU and Japan, national pricing and reimbursement decisions are delayed in some countries.

The estimated fair value of the royalty right at December 31, 2019, was determined by using a discounted cash flow analysis related to the expected future cash flows to be received. This asset is classified as a Level 3 asset, as the Company’s valuation utilized significant unobservable inputs, including estimates as to the probability and timing of future sales of the licensed product. The discounted cash flow was based upon expected royalties from sales of licensed product over approximately a three-year period. Based on the results of the Company’s analysis, which considered input from a third-party expert and the variance between the Company’s forecast model and actual results, the Company wrote down the fair value of the royalty asset by $3.1 million in the third quarter ended September 30, 2019. The estimated fair value of the asset is subject to variation should those cash flows vary significantly from the Company’s estimates. An evaluation of those estimates, discount rate utilized and general market conditions affecting fair market value is performed in each reporting period. A third-party expert is engaged to assist management with the development of its estimate of the expected future cash flows, when deemed necessary. Should the expected royalties increase or decrease by 2.5%, the fair value of the asset could increase or decrease by $0.5 million, respectively.
Significant judgment is required in selecting the appropriate discount rate. The discount rate utilized was approximately 12.8%. Should this discount rate increase or decrease by 2.5%, the fair value of this asset could decrease or increase by $0.6 million. As of December 31, 2019, the Company’s discounted cash flow analysis reflects its expectations as to the amount and timing of future cash flows.

As of December 31, 2019, the fair value of the asset acquired as reported in Assets held for sale on the Company’s Consolidated Balance Sheet was $20.4 million and the maximum loss exposure was $20.4 million.

ARIAD Royalty Agreement

On July 28, 2015, the Company entered into the revenue interest assignment agreement (the “ARIAD Royalty Agreement”) with ARIAD, whereby the Company acquired the rights to receive royalties from ARIAD’s net revenues generated by the sale, distribution or other use of Iclusig® (ponatinib), a cancer medicine for the treatment of adult patients with chronic myeloid leukemia, in exchange for up to $200.0 million in cash payments. The purchase price of $100.0 million was payable in two tranches of $50.0 million each, with the first tranche having been funded on July 28, 2015 and the second tranche having been funded on July 28, 2016. Upon the occurrence of certain events, including a change of control of ARIAD, the Company had the right to require ARIAD to repurchase the royalty rights for a specified amount. The Company elected the fair value option to account for the hybrid instrument in its entirety. Any embedded derivative shall not be separated from the host contract. The asset acquired pursuant to the ARIAD Royalty Agreement represents a single unit of accounting.

In February 2017, Takeda Pharmaceutical Company Limited (“Takeda”) acquired ARIAD and the Company exercised its put option on the same day, which resulted in an obligation by Takeda to pay the Company a 1.2x multiple of the $100.0 million funded by the Company under the ARIAD Royalty Agreement, less royalty payments already received by the Company.

On March 30, 2017, Takeda fulfilled its obligations under the put option and paid the Company the repurchase price of $108.2 million for the royalty rights under the ARIAD Royalty Agreement.

AcelRx Royalty Agreement

On September 18, 2015, the Company entered into a royalty interest assignment agreement (the “AcelRx Royalty Agreement”) with ARPI LLC, a wholly-owned subsidiary of AcelRx Pharmaceuticals, Inc. (“AcelRx”), whereby the Company acquired the rights to receive a portion of the royalties and certain milestone payments on sales of Zalviso® (sufentanil sublingual tablet system) in the EU, Switzerland and Australia by AcelRx’s commercial partner, Grünenthal, in exchange for a $65.0 million cash payment. Under the terms of the AcelRx Royalty Agreement, the Company receives 75% of all royalty payments and 80% of the first four commercial milestone payments due under AcelRx’s license agreement with Grünenthal until the earlier to occur of (i) receipt by the Company of payments equal to three times the cash payments made to AcelRx and (ii) the expiration of the licensed patents. Zalviso received marketing approval by the European Commission in September 2015. Grünenthal launched Zalviso in the second quarter of 2016 and the Company started to receive royalties in the third quarter of 2016.

As of December 31, 2019 and 2018, the Company determined that its royalty rights under the AcelRx Royalty Agreement represented a variable interest in a variable interest entity. However, the Company does not have the power to direct the activities of ARPI LLC that most significantly impact ARPI LLC’s economic performance and is not the primary beneficiary of ARPI LLC; therefore, ARPI LLC is not subject to consolidation by the Company.

Due to the slower than expected adoption of the product since its initial launch relative to the Company’s estimates and the increased variance noted between the Company’s forecast model and actual results in the three months ended June 30, 2019, the Company utilized a third-party expert in the second quarter of 2019 to reassess the market and expectations for the Zalviso product. Key findings from the third-party study included: the post-surgical PCA (Patient-Controlled Analgesia) market being smaller than previously forecasted; the higher price of the product relative to alternative therapies, the product not being used as a replacement for systemic opioids and the design of the delivery device, which is pre-filled for up to three days of treatment, which limited its use for procedures with anticipated shorter recovery times. Based on this analysis and the impact to the projected sales-based royalties and milestones, the Company wrote down the fair value of the royalty asset by $60.0 million in the second quarter of 2019.

The estimated fair value of the royalty right at December 31, 2019, was determined by using a discounted cash flow analysis related to the expected future cash flows to be received. This asset is classified as a Level 3 asset, as the Company’s valuation utilized significant unobservable inputs, including estimates as to the probability and timing of future sales of the licensed product. The discounted cash flow was based upon expected royalties from sales of licensed product over approximately a thirteen-year period. The estimated fair value of the asset is subject to variation should those cash flows vary significantly from the Company’s estimates. An evaluation of those estimates, discount rate utilized and general market conditions affecting fair market valuation is performed for each reporting period. A third-party expert is engaged to assist management with the development of its estimate of the expected future cash flows, when deemed necessary. Should the expected royalties increase or decrease by 2.5%, the fair value of the asset could increase or decrease by $0.3 million, respectively. Significant judgment is required in selecting the appropriate discount rate. The discount rate utilized was approximately 13.4%. Should this discount rate increase or decrease by 2.5%, the fair value of this asset could decrease by $1.2 million or increase by $1.4 million, respectively. As of December 31, 2019, the Company’s discounted cash flow analysis reflects its expectations as to the amount and timing of future cash flows up to the valuation date.

As of December 31, 2019, the fair value of the asset acquired as reported in Assets held for sale on the Company’s Consolidated Balance Sheet was $13.0 million and the maximum loss exposure was $13.0 million.

Kybella Royalty Agreement

On July 8, 2016, the Company entered into a royalty purchase and sales agreement with an individual, whereby the Company acquired that individual’s rights to receive certain royalties on sales of KYBELLA® by Allergan plc in exchange for a $9.5 million cash payment and up to $1.0 million in future milestone payments based upon product sales targets. The Company started to receive royalty payments during the third quarter of 2016.

The estimated fair value of the royalty right at December 31, 2019, was determined by using a discounted cash flow analysis related to the expected future cash flows to be received. This asset is classified as a Level 3 asset, as the Company’s valuation utilized significant unobservable inputs, including estimates as to the probability and timing of future sales of the licensed product. The discounted cash flow was based upon expected royalties from sales of a licensed product over approximately a six-year period. The estimated fair value of the asset is subject to variation should those cash flows vary significantly from the Company’s estimates. An evaluation of those estimates, discount rate utilized and general market conditions affecting fair market value is performed in each reporting period. A third-party expert is engaged to assist management with the development of its estimate of the expected future cash flows, when deemed necessary. Should the expected royalties increase or decrease by 2.5%, the fair value of the asset could increase or decrease by less than $0.1 million, respectively. Significant judgment is required in selecting the appropriate discount rate. The discount rate utilized was approximately 14.4%. Should this discount rate increase or decrease by 2.5%, the fair value of this asset could decrease or increase by less than $0.1 million, respectively.

As of December 31, 2019, the Company’s discounted cash flow analysis reflects its expectations as to the amount and timing of future cash flows up to the valuation date.

As of December 31, 2019, the fair value of the asset acquired as reported in Assets held for sale on the Company’s Consolidated Balance Sheet was $0.6 million and the maximum loss exposure was $0.6 million.

The following tables summarize the changes in Level 3 Royalty Right Assets and the gains and losses included in earnings for the year ended December 31, 2019:

Fair Value Measurements Using Significant Unobservable Inputs (Level 3) - Royalty Rights Assets

(in thousands)	Royalty Rights - At Fair Value
Fair value as of December 31, 2018		$376,510

Total net change in fair value for the period
Change in fair value of royalty rights - at fair value	$(31,042)
Proceeds from royalty rights - at fair value	$(79,272)
Total net change in fair value for the period		(110,314)

Fair value as of December 31, 2019		$266,196

Fair Value Measurements Using Significant Unobservable Inputs (Level 3) - Royalty Rights Assets
	Fair Value as of	Royalty Rights -	Fair Value as of
(in thousands)	December 31, 2018	Change in Fair Value	December 31, 2019
Assertio	$264,371	$(45,699)	$218,672
VB	14,108	(518)	13,590
U-M	25,595	(5,197)	20,398
AcelRx	70,380	(57,428)	12,952
KYBELLA	2,056	(1,472)	584
	$376,510	$(110,314)	$266,196

The following table summarizes the changes in Level 3 liabilities and the gains and losses included in earnings for the year ended December 31, 2019:

Fair Value Measurements Using Significant Unobservable Inputs (Level 3) - Liabilities
(in thousands)	Contingent Consideration
Fair value as of December 31, 2018	$(1,071)

Settlement of financial instrument [1]	1,071

Fair value as of December 31, 2019	$—

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[1] Represents the final conversion consideration and earn out liability for the LENSAR acquisition of assets from Precision Eye Services (“PES”).

Gains and losses from changes in Level 3 assets included in earnings for each period are presented in “Royalty rights - change in fair value” and gains and losses from changes in Level 3 liabilities included in earnings for each period are presented in “Change in fair value of anniversary payment and contingent consideration” as follows:

	Year Ended December 31,
(in thousands)	2019	2018

Total change in fair value for the period included in earnings for royalty right assets held at the end of the reporting period	$(31,042)	$85,256

Total change in fair value for the period included in earnings for liabilities held at the end of the reporting period	$—	$41,631

Assets/Liabilities Measured and Recorded at Fair Value on a Nonrecurring Basis

The Company remeasures the fair value of certain assets and liabilities upon the occurrence of certain events. Such assets consist of long-lived assets, including property and equipment and intangible assets and the shares of Alphaeon Class A common stock, received in connection with the loans made to LENSAR by the Company prior to its acquisition of LENSAR.

During the year ended December 31, 2019, the Company recorded an impairment charge of $22.5 million for the Noden intangible assets given the Company’s monetization strategy and updated forecasts for Noden. As a result of this impairment charge, which was based on the estimated fair value of the assets, the remaining carrying value of these intangible assets was determined to be $10.1 million. During the three months ended June 30, 2018, the Company recorded an impairment charge of $152.3 million for the Noden intangible assets related to the increased probability of a generic form of aliskiren being launched in the United States. As a result of this impairment charge, which was based on the estimated fair value of the assets, the remaining carrying value of these intangible assets was determined to be $40.1 million. These intangible asset fair value calculations included level 3 inputs. For additional information on the Noden intangible asset, see Note 11, Intangible Assets.

The Company’s carrying value of the 1.7 million shares of Alphaeon common stock as of both December 31, 2019 and December 31, 2018 is $6.6 million based on an estimated per share value of $3.84, which was established by a valuation performed when the shares were acquired. The value of the Company’s investment in Alphaeon is not readily determinable as Alphaeon’s shares are not publicly traded. The Company evaluates the fair value of this investment by performing a qualitative assessment each reporting period. If the results of this qualitative assessment indicate that the fair value is less than the carrying value, the investment is written down to its fair value. There have been no such write downs since the Company acquired these shares. This investment is included in Other long-term assets. For additional information on the Alphaeon investment, see Note 8, Notes and Other Long-Term Receivables.

Assets/Liabilities Not Subject to Fair Value Recognition

The following tables present the fair value of assets and liabilities not subject to fair value recognition by level within the valuation hierarchy:

	December 31, 2019			December 31, 2018
(in thousands)	Carrying Value	Fair Value Level 2	Fair Value Level 3	Carrying Value	Fair Value Level 2	Fair Value Level 3
Assets:
Wellstat Diagnostics note receivable	$50,191	$—	$55,389	$50,191	$—	$57,322
Hyperion note receivable	1,200	—	1,200	1,200	—	1,200
CareView note receivable	690	—	690	11,458	—	11,458
Total	$52,081	$—	$57,279	$62,849	$—	$69,980
Liabilities:
December 2021 Notes	$16,950	$20,978	$—	$124,644	$151,356	$—
December 2024 Notes	10,300	12,953	—	—	—	—
Total	$27,250	$33,931	$—	$124,644	$151,356	$—

During the years ended December 31, 2019 and 2018 the Company recorded impairment losses of $10.8 million and $8.2 million, respectively, for the note receivable with CareView. There were no impairment losses on notes receivable in the year ended December 31, 2017.

As of December 31, 2019 the estimated fair value of the CareView note receivable was determined using a liquidation analysis. A liquidation analysis considers the asset side of the balance sheet and adjusts the value in accordance with the relative risk associated with the asset and the probable liquidation value. The asset recovery rates varied by asset. At December 31, 2018, the estimated fair value of the CareView note receivable was determined using discounted cash flow models, using a discount rate of 30%, incorporating expected principal and interest payments and also considered the recoverability of the note receivable balance utilizing third-party revenue multiples for small cap healthcare technology companies. As of December 31, 2019 and 2018, the estimated fair value of the Wellstat Diagnostics and Hyperion Catalysis International, Inc. (“Hyperion”) notes receivable were determined by using an asset approach and discounted cash flow model related to the underlying collateral and adjusted to consider estimated costs to sell the assets.

The Company determined its notes receivable assets are Level 3 assets as the Company’s valuations utilized significant unobservable inputs, including estimates of future revenues, discount rates, expectations about settlement, terminal values, required yield and the value of underlying collateral. The Company engages third-party valuation experts when deemed necessary to assist in evaluating its investments and the related inputs needed to estimate the fair value of certain investments.

The CareView note receivable is secured by substantially all assets of, and equity interests in, CareView. The Wellstat Diagnostics note receivable is secured by substantially all assets of Wellstat Diagnostics and is supported by a guaranty from the Wellstat Diagnostics Guarantors (as defined in Note 8, Notes and Other Long-Term Receivables).

On December 31, 2019, the carrying value of one of the Company’s notes receivable assets differed from its estimated fair value. This is the result of inputs used in estimating the fair value of the collateral, including appraisals, projected cash flows of collateral assets and discount rates used when performing a discounted cash flow analysis.

The fair values of the Company’s convertible senior notes were determined using quoted market pricing.

The following table represents significant unobservable inputs used in determining the estimated fair value of the Wellstat Diagnostics note receivable investment:

Asset	Valuation Technique	Unobservable Input	December 31, 2019	December 31, 2018

Wellstat Diagnostics
Wellstat Diagnostics Guarantors intellectual property	Income Approach
		Discount rate	12%	12%
		Undiscounted royalty amount	$21 million	$21 million
Settlement Amount	Income Approach
		Discount rate	15%	15%
		Undiscounted settlement amount	$28 million	$34 million
Real Estate Property	Market Approach
		Estimated annual appreciation	—%	4%
		Estimated realtor fee	6%	6%
		Undiscounted market value	$16 million	$16 million